ASSET PURCHASE AGREEMENT
                           AND PLAN OF REORGANIZATION

     THIS ASSET PURCHASE AGREEMENT AND PLAN OF REORGANIZATION is made this 27th day of July, 2006, by and between ATLANTIC SEABOARD, INC., a Nevada corporation ("Atlantic"), GLOBAL WATAIRE, INC., a Nevada corporation ("Global") and DIGITAR, INC., a Wyoming corporation ("DigiTar"), DIGITAR, LLP, an Idaho limited liability partnership ("DigiTar LLP"), and JASON J. W. WILLIAMS, KATHLEEN SIPIORA-WILLIAMS, DALE W. WILLIAMS (being all the shareholders of DigiTar, collectively, the "Shareholders"), and THOMAS RAMPELBERG ("Rampelberg"). The shareholders and Rampelberg are hereinafter collectively referred to as the "Principals."

     WHEREAS, the Shareholders are all of the shareholders of DigiTar; and

     WHEREAS, DigiTar desires to sell certain of DigiTar's assets relating to DigiTar's business and operations as such business and operations are currently operated (the "Business"), and Atlantic desires to purchase such assets and assume certain of DigiTar's liabilities, in a form of a transaction that qualifies as a tax-free reorganization under Section 368 of the Internal Revenue Code of 1986;

     FURTHER, It is agreed by the parties that the immediate goal of the Asset Purchase Agreement and Plan of Reorganization is to allow Atlantic and its parent corporation, Global, to raise capital to facilitate the growth and success of the Business and, thereby, reward DigiTar as a co-shareholder in Atlantic. It is also agreed that the longer term goal of the Asset Purchase Agreement and Plan of Reorganization is to allow Atlantic to achieve a successful IPO in the U. S. securities market with the same effect.

     NOW, THEREFORE, in consideration of the mutual representations, warranties and covenants herein contained, and on the terms and subject to the conditions herein set forth, the parties hereto, intending to be legally bound, hereby covenant and agree as follows:

     1.     Sale  and  Purchase  of  Assets.  Subject  to and upon the terms and
            -------------------------------
conditions contained herein, at the Closing (as hereinafter defined), DigiTar shall sell, transfer, assign, convey and deliver to Atlantic, and Atlantic shall purchase, accept and acquire from DigiTar, substantially all of the assets of DigiTar, including but not limited to the assets owned or used by DigiTar in the Business, except for the intellectual property (the "IP" as hereinafter defined. All such assets to be acquired as provided herein are sometimes collectively referred to as the "Purchased Assets." Notwithstanding anything herein to the contrary, the Purchased Assets shall specifically exclude those assets of DigiTar LLP set forth in Schedule 1 hereto (collectively, the "IP"), which are
                           ----------
the subject of a separate exclusive license agreement between DigiTar LLP and Atlantic (the "License Agreement"). Without limiting the generality of the foregoing description of the Purchased Assets, the Purchased Assets shall include without limitation the following:

          (a)     Inventory.  All  inventory,  whether  raw  material,
                  ---------
work-in-process or finished goods, of DigiTar, if any, used in connection with the Business (collectively, the "Inventory").

          (b)     Equipment.  All  the  furniture,  office  equipment,  computer
                  ---------
equipment, machinery, equipment, vehicles, and other items of personal property owned by DigiTar including, without limitation, the items set forth on Schedule
                                                                        --------
1 attached hereto (collectively, the "Fixed Assets").
-

          (c)     Intangibles.  All of the right, title and interest DigiTar may
                  -----------
possess in and to the following, whether owned or licensed by DigiTar: the corporate name used by DigiTar; the customer lists used by DigiTar in connection with the Business; the goodwill of DigiTar (collectively, the "Intangible Assets").

          (d)     Records.  Copies  of  all  books, documents and records of, or
                  -------
relating to any material necessary to the operation of the Business (including all financial and business records, customer lists and files, supplier records, insurance polices and any claims or credits thereunder).


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
          (e)     Employee Records.  Copies of all personnel records and payroll
                  ----------------
records for the current and last two calendar years for all employees of DigiTar.

          (f)     Contract  Rights.  All  rights,  privileges  and  interests of
                  ----------------
DigiTar arising from any contract, agreement, purchase orders, deposits and other contractual rights to the extent set forth on Schedule 1 (the "Assigned
                                                       ----------
Contracts").

          (g)     Computer  Software.  All  commercially  available  computer
                  ------------------
applications and operating systems programs which are used in the operation of the Business (including third party packaged software products), with the exception of the IP.

          (h)     Licenses  and  Permits.  All  right, title and interest in any
                  ----------------------
assignable  licenses  and  permits  relating  to  the  Business.

          (i)     Supplies.  All  materials  and supplies (other than Inventory)
                  --------
and sundry items owned by DigiTar relating to the operation of the Business and the Purchased Assets;

          (j)     Prepaid  Expenses.  All  rights  and  privileges  arising from
                  -----------------
DigiTar's  prepaid  expenses,  prepayments  and  deposits.

          (k)     Accounts  Receivable.  All  accounts  receivable,  notes
                  --------------------
receivable (and any security therefore) and all other receivables of any other kind (collectively, the "Accounts Receivable").

     2.     Closing.  The  closing  of the transactions contemplated hereby (the
            -------
"Closing")  shall  occur  on  the  date  hereof.

     3.     Purchase  Price.  The  consideration  (the  "Purchase Price"), to be
            ---------------
paid to DigiTar for the Purchased Assets and the non-compete agreements described herein below shall be payable as follows:

          (a) Forty Nine (49%) percent of the issued and outstanding common stock of Atlantic (the "Common Stock") and 10,000,000 shares of Atlantic's Voting Convertible Preferred Stock (the "Preferred Stock") shall be issued to DigiTar at the Closing subject to the provisions of paragraph 6 (Restricted Shares) hereof. The shares of the Common Stock to be issued to
--------------------
DigiTar hereunder shall constitute 49 percent of the issued and outstanding shares of the Common Stock as of the date hereof. Each share of Preferred Stock shall be entitled to 2 votes in any matter that requires the shareholder vote of the Atlantic common shareholders. In addition, the Preferred Stock shall be entitled to be converted into 21% of the common stock ownership of Atlantic at any time up to the time Atlantic makes a successful filing with the U.S. Securities and Exchange Commission of an SB-2 form or equivalent for the registration of its shares. At the time of the closing, Atlantic will change its corporate name to DigiTar Inc.

          (b) The Assumed Liabilities will be assumed and paid by Atlantic as provided in 4.0 herein.

          (c) Twenty million shares of the Class "A" common stock of Global (the "Global Shares") which shall be held in escrow, for the benefit of DigiTar for a period of one year from the date of this Agreement at which time the Global shares would pass free of escrow to DigiTar. However, if, before the end of that one year period, Atlantic completes an effective filing with the U.S. Securities and Exchange Commission to do an IPO, the shares of Global held in escrow will automatically revert back to Global under the terms of an Escrow Agreement described in Exhibit 2 attached hereto.
                          ---------

     4.    Assumed  Liabilities.
           ---------------------

          (a) Commencing from and after the Closing, Atlantic shall assume and agree to pay, perform and discharge, promptly when due all duties, liabilities and obligations under the Assigned Contracts, as set forth in
Schedule  4  attached  hereto  arising  after  the  Closing  (the  "Assumed
-----------
Liabilities").


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
     5.     Registration  Rights  Agreement.  Atlantic shall register the resale
            -------------------------------
of the shares of the Common Stock and shares of the Common Stock issuable upon the conversion of Preferred Stock pursuant to the terms and conditions of a Registration Rights Agreement attached hereto as Exhibit 3.
                                                       ----------

     6.     Restricted  Shares.  All  shares  of  the Atlantic Common Stock, the
            ------------------
Preferred Stock to be delivered hereunder shall be restricted in their resale as provided in the Securities Act of 1933, as amended, and shall contain a legend as required by Rule 144 promulgated under the Securities Act ("Rule 144"), which shall read as follows:

     THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS AND NEITHER SUCH SHARES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED UNLESS A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT.

     7.     Employment  Agreements and Non-Compete Agreements by the Principals.
            -------------------------------------------------------------------
At the Closing, the Principals will each execute an Employment Agreement and a Non-Compete Agreement.

     8.     Closing Deliveries by DigiTar, DigiTar  LLP, and the Principals.  In
            ---------------------------------------------------------------
order to consummate the transactions contemplated hereby, the following documents shall be executed and/or delivered by DigiTar, DigiTar LLP, and the Principals at or, as indicated, after the Closing, as appropriate:

          (a) A Bill of Sale and Assignment in form and substance acceptable to Atlantic;

          (b)     The  Registration  Rights  Agreements.

          (c) A Certificate of Good Standing for DigiTar from the Wyoming Secretary of State dated within 30 days of the Closing.

          (d) A duly executed Secretary's Certificate as to DigiTar's Bylaws, incumbent officers and directors and resolutions adopted by DigiTar's Board of Directors and the Shareholders authorizing the execution of this Agreement, confirmation of the sale provided for herein and performance by DigiTar and the Principals of all their obligations hereunder.

          (e) An officer's certificate dated as of the Closing confirming that the representations and warranties of DigiTar are true and correct as of the Closing.

          (f) A copy of the fully executed License Agreement between DigiTar LLP and Atlantic pursuant to which the IP shall be licensed to Atlantic.

          (g) From time-to-time after the Closing, at Atlantic's request and without further consideration from Atlantic and Global, DigiTar, DigiTar LLP, and the Principals shall execute and deliver such other instruments of conveyance and transfer and take such other action as Atlantic and Global reasonably may require to convey, transfer to and vest in Atlantic and to put Atlantic in possession of the Purchased Assets with customary warranties of title.

     9.     Closing  Deliveries  by Atlantic and Global.  In order to consummate
            -------------------------------------------
the transactions contemplated hereby, the following documents shall be executed and/or delivered by Atlantic and Global at or, as indicated, after the Closing, as appropriate:

          (a) An Assumption of Liabilities Agreement in a form acceptable to DigiTar and the Principals.

          (b) An Assumed Contracts Agreement in a form acceptable to DigiTar and the Principals.


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
          (c)     Non-Compete  Agreements.

          (d)     Employment  Agreements.

          (e)     Escrow  Agreement.

          (f)     Registration  Rights  Agreements.

          (g) A copy of the resolutions of Atlantic's and Global's Board of Directors approving this Agreement and its related schedules and exhibits.

          (h) At the Closing, and at all times thereafter as may be necessary, Atlantic shall execute and deliver to DigiTar, DigiTar LLP, and the Principals such other instruments as shall be reasonably necessary or appropriate to evidence the assumption by Atlantic of the Assumed Liabilities, including without limitation those arising under the Assigned Contracts, and to comply with the purposes and intent of this Agreement.

     10.     Global and Atlantic's  Representations  and Warranties.  Global and
             ------------------------------------------------------
Atlantic represent and warrant that the following are true and correct as of this date and will be true and correct through the Closing as if made on that date:

          (a)     Organization  and  Good  Standing.  Atlantic  is a corporation
                  ---------------------------------
duly organized, validly existing and in good standing under the laws of the State of Nevada, with all requisite power and authority to own its properties and to execute and deliver this Agreement and to consummate the transactions contemplated hereby.

          (b)     Authorization  and  Validity.  The  execution,  delivery  and
                  ----------------------------
performance of this Agreement and the other agreements contemplated hereby by Global and Atlantic and the consummation of the transactions contemplated hereby and thereby, have been unanimously approved and duly authorized by the Board of Directors of Global and Atlantic. This Agreement and each other agreement contemplated hereby have been or will be duly executed and delivered by Global and Atlantic as the case may be, and constitute, or will constitute as of the Closing, legal, valid and binding obligations of Global and Atlantic, enforceable against each of them in accordance with their respective terms.

          (c)     Violation.  Neither  the  execution  and  performance  of this
                  ---------
Agreement or the other agreements contemplated hereby, nor the consummation of the transactions contemplated hereby or thereby will (i) conflict with, or result in a breach of the terms, conditions and provisions of, or constitute a default under, the Articles of Incorporation or Bylaws of Atlantic or of any agreement, indenture or other instrument under which Atlantic is bound, or (ii) violate or conflict with any judgment, decree, order, statute, rule or regulation of any court or any public, governmental or regulatory agency or body having jurisdiction over Atlantic or the properties or assets of Atlantic.

          (d)     Finder's  Fee.  Atlantic  has  not incurred any obligation for
                  -------------
any finder's, broker's or agent's fee in connection with the transactions contemplated hereby for which DigiTar, DigiTar LLP, or any of the Principals may be liable.

     11.     Representations  and  Warranties  of  DigiTar, DigiTar LLP, and the
             -------------------------------------------------------------------
Principals.  Except  as  set  forth on the schedules attached to this Agreement,
----------
DigiTar, DigiTar LLP and the Principals, and each of them, hereby jointly and severally represent and warrant that the following are true and correct as of this date and will be true and correct through the Closing as if made on that date.
          (a)     Organization and Good Standing.  DigiTar is a corporation duly
                  ------------------------------
organized, validly existing and in good standing under the laws of Wyoming, with all requisite power and authority to carry on the Business in which it is engaged and to own the properties it owns. DigiTar is duly qualified to do business in Idaho and every other jurisdiction where DigiTar is required by law to be qualified to transact business. DigiTar does not have any assets, employees or offices in any state other than in Ada County, Idaho.


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
          (b)     Capitalization.  The Shareholders own all the capital stock of
                  --------------
DigiTar, free and clear of all liens, liabilities, claims, encumbrances, equities, voting agreements, voting trust agreements, and proxies. Each outstanding share of capital stock of DigiTar has been legally and validly issued and is fully paid and non-assessable.

          (c)     Corporate  Records.  Copies  of  DigiTar's  Articles  of
                  ------------------
Incorporation and any amendments thereto, and it's Bylaws of DigiTar and all amendments thereto have been made available to Atlantic and are full and complete copies thereof. Atlantic has been given full and complete access to the minute books of DigiTar.

          (d)     Authorization  and  Validity.  The  execution,  delivery  and
                  ----------------------------
performance of this Agreement and the other agreements contemplated hereby by DigiTar, DigiTar LLP, and the Principals, and the consummation of the transactions contemplated hereby and thereby, have been unanimously approved and duly authorized by the Board of Directors of DigiTar and Partners of DigiTar LLP. This Agreement and each other agreement contemplated hereby have been or will be duly executed and delivered by DigiTar, DigiTar LLP and the Principals, as the case may be, and constitute, or will constitute as of the Closing, legal, valid and binding obligations of DigiTar, DigiTar LLP, enforceable against each of them in accordance with their respective terms.

          (e)     Financial  Statements.  DigiTar  shall  deliver  by August 31,
                  ---------------------
2006 to Atlantic and Global copies of the unaudited balance sheets of DigiTar and the related statements of income and cash flows (or the equivalent) for the 12 month period then ended August 31, 2006 (collectively, the "Financial Statements"). The Financial Statements will be true, correct and complete and fairly present the financial condition and results of operations of DigiTar as of the dates and for the periods indicated and will be prepared on a consistent basis with prior practices. To the knowledge of DigiTar, it will have no liability or obligation, whether absolute, contingent or otherwise as of the respective dates of the Financial Statements required to be recorded, reflected or disclosed thereon or therein which were not so recorded, reflected or disclosed. The accounts receivable shown on the latest balance sheet and all accounts receivable reflected on DigiTar's books and records that have arisen subsequent to the date of the latest balance sheet have been collected or are owed in the amount shown on such latest balance sheet or such books and records (less the allowance in the aggregate for doubtful accounts shown thereon or in such books and records).

          (f)     Liabilities and Obligations.  To the knowledge of DigiTar, the
                  ---------------------------
Financial Statements reflect all liabilities and obligations of DigiTar, accrued, contingent or otherwise known or asserted, arising out of transactions effected or events occurring on or prior to the date hereof and prior to the Closing. All allowances and reserves shown in the Financial Statements are appropriate, reasonable and sufficient to provide for expenses and losses thereby contemplated. Except as set forth in the Financial Statements, DigiTar is not liable, upon or with respect to, or obligated in any other way to provide funds in respect of or to guarantee or assume in any manner, any debt, obligation or dividend of any person, corporation, association, partnership, joint venture, trust or other entity.

          (g)     Title;  Leased  Assets.
                  ----------------------

               (i)     Except  for  those  liens  related  to any of the Assumed
Liabilities, DigiTar owns the Purchased Assets, and its personal property leaseholds, free and clear of all liens, liabilities, claims, and encumbrances. The Purchased Assets are necessary for the conduct of the Business along with those assets to be licensed by Atlantic from DigiTar LLP concurrently with the Closing pursuant to the License Agreement described in Exhibit 1 attached
                                                              ---------
hereto.  Schedule  1  also  contains  a  listing  of  which Purchased Assets are
         -----------
leased, if any. Upon consummation of the transactions contemplated hereby, Atlantic shall receive good, valid, and marketable title to the Purchased Assets, and will be entitled to, subject to the receipt of all appropriate consents, use as lessee all leased assets which are material to the operation of the Business.

               (ii)     Except  as  set  forth  on  Schedule  1,  all  tangible
                                                    -----------
properties and assets material to the Business will be reflected in the Financial Statements and the notes thereto. DigiTar owns or leases or otherwise possesses a transferable right to use all of the Purchased Assets which are material to the operation of the Business as conducted immediately before the date of this Agreement.

          (h)     Material Agreements.  True, correct and complete copies of the
                  -------------------
written Material Agreements, and true, correct and complete written descriptions of the oral Material Agreements, if any, have heretofore been delivered to Atlantic. The Material Agreements are in full force and effect and are valid and enforceable obligations of the parties thereto in accordance with their terms, and no defenses, off-sets or counterclaims have been asserted, nor has DigiTar waived any rights thereunder, except as set forth herein.

          (i)     Patents,  Trademarks  and  Copyrights.
                  --------------------------------------

               (i) Other than the IP rights to be licensed by Atlantic from DigiTar LLP concurrent with the Closing pursuant to the License Agreement described in Exhibit 1 attached hereto, DigiTar owns no patents, trademarks and
              ---------
other trade designations, including common law rights, copyrights, and other intellectual property rights, if any, necessary to conduct the Business; DigiTar possesses adequate licenses or other rights, if any, without conflict with the rights of others (severally, a "Proprietary Right" and collectively, the "Proprietary Rights").

               (ii) No claim has been asserted by any person to the right to use any Proprietary Right or challenging or questioning the validity or effectiveness of any such license or agreement, and neither DigiTar, DigiTar LLP, nor any Principal knows of any valid basis for any such claim. Each of the Proprietary Rights is valid and subsisting, has not been canceled, abandoned or otherwise terminated.

               (iii) To the knowledge of DigiTar and DigiTar LLP no product, activity or operation of DigiTar or DigiTar LLP infringes upon or involves, or has resulted in the infringement of, any Proprietary Right of any other person, corporation or other entity. No proceedings have been instituted, are pending or, to the best knowledge of DigiTar and DigiTar LLP are threatened which challenge the rights of DigiTar or DigiTar LLP with respect thereto. DigiTar has not given and is not bound by any agreement of indemnification for or regarding any Proprietary Right.

          (j)     No  Violation.  To  the  knowledge  of  DigiTar,  neither  the
                  -------------
execution and performance of this Agreement or the agreements contemplated hereby nor the consummation of the transactions contemplated hereby or thereby will (a) result in a violation or breach of the Articles of Incorporation or Bylaws of DigiTar or any agreement or other instrument under which DigiTar is bound or to which any of the Purchased Assets are subject, or result in the creation or imposition of any lien, charge or encumbrance upon any of the Purchased Assets or (b) violate any applicable law or regulation or any judgment or order of any court or governmental agency.

          (k)     Consents.  To  the knowledge of DigiTar, and with exception of
                  --------
the US Small Business Administration and associated lenders, no authorization, consent, approval, permit or license of, or filing with, any governmental or public body or authority, any lender or lessor or any other person or entity is required (i) to authorize, or is required in connection with, the execution, delivery and performance of this Agreement or the agreements contemplated hereby on the part of DigiTar, DigiTar LLP, or the Principals or (ii) in connection with the transfer of any Purchased Assets from DigiTar to Atlantic, including but not limited to the assignment of the Assigned Contracts.

          (l)     Compliance  with  Laws  and  Agreements.
                  ----------------------------------------

               (i) To the knowledge of DigiTar, it is not in violation of any term or provision of any charter, bylaw, mortgage, indenture, contract, agreement, instrument, judgment, decree, order, or to the knowledge of DigiTar, any law, statute, rule, regulation or judicial or administrative decision applicable to, or which could materially affect, DigiTar, the Purchased Assets or the Business.

               (ii) To the knowledge of DigiTar, neither DigiTar, DigiTar LLP, nor any Principal has (i) made any payment to any person (an "Official") employed by or affiliated with any customer, supplier, or governmental entity or agency charged with reviewing, monitoring, or regulating any activities of DigiTar, DigiTar LLP, or any Principal, (ii) given any personal property or real property to any Official, (iii) sold any personal property or real property to any Official at less than fair market value, (iv) made a political contribution to any governmental official in violation of applicable law, or (v) otherwise taken any action in violation of any statute, rule, or regulation prohibiting bribes, kickbacks, or other activities that seek to wrongfully influence any Official.

               (iii) To the knowledge of DigiTar, neither DigiTar, DigiTar LLP, nor any Principal has (i) committed any act, (ii) violated any law, or
(iii) been charged with violating any law that has restricted or impaired, or could restrict or impaired, or could restrict or impair, the ability of DigiTar, DigiTar LLP, or any Principal (or following the Closing), Atlantic to conduct the Business.

          (m)     Finder's  Fee.  DigiTar,  DigiTar LLP, and the Principals have
                  -------------
not incurred any obligation for any finder's, broker's or agent's fee in connection with the transactions contemplated hereby for which Atlantic or Global may be liable or for which a claim could be asserted against the Purchased Assets.

          (n)     Claims  and  Proceeding.  Schedule  12(o)  is  a  complete and
                  -----------------------   ---------------
accurate list and description of all claims, actions, suits, proceedings and investigations currently pending or, to the best knowledge of DigiTar, threatened against DigiTar, DigiTar LLP, any Principal or the Business or any of the properties, Purchased Assets, at law or in equity, or before or by any court, municipal or other governmental department, commission, board, agency or instrumentality. Except as set forth in Schedule 12(o), none of such claims,
                                            --------------
actions, suits, proceedings or investigations will result in any liability or loss to DigiTar, DigiTar LLP, the Purchased Assets or the Business which (individually or in the aggregate) is material to DigiTar, DigiTar LLP, the Purchased Assets, or the Business and DigiTar and DigiTar LLP have not been, and are not now, subject to any order, judgment, decree, stipulation or consent of any court, governmental body or agency. No inquiry, action or proceeding has been asserted, instituted or, to the best knowledge of DigiTar, DigiTar LLP, or the Principals threatened to restrain or prohibit the carrying out of the transactions contemplated by this Agreement or to challenge the validity of such transactions or any part thereof or seeking damages on account thereof. To the best knowledge of DigiTar, DigiTar LLP, and the Principals there is no basis for any claim or action which would, or could reasonably be expected to (individually or in the aggregate), have a material adverse effect on the Business or financial condition of DigiTar. To the best knowledge of DigiTar, DigiTar LLP, and the Principals no claim, complaint, suit, action, proceeding or investigation is pending or threatened against any of the Principals or to any other person or entity having an ownership interest in, or who was an officer, director, or agent of DigiTar or DigiTar LLP, which may result in any restraint, prohibition or the obtaining of damages or any other relief.

          (o)     Labor  Matters.  To  the  knowledge  of  DigiTar,  it  is  in
                  --------------
compliance with all federal and state laws respecting employment and employment practices, terms and conditions of employment and wages and hours and is not engaged in, nor has it committed, any unfair labor practice as defined in the National Labor Relations Act of 1947, as amended. There is no unfair labor practice claim against DigiTar before the National Labor Relations Board.

          (p)     Condition  of  Fixed Assets.  All of the Fixed Assets owned or
                  ---------------------------
leased by DigiTar are in good condition and repair, ordinary wear and tear excepted, and are fit for their intended use in the ordinary course of business.

          (q)     Books of Account and Records.  The books of account of DigiTar
                  ----------------------------
have been kept accurately in the ordinary course of the Business, and the transactions entered therein represent bona fide transactions and the revenues, expenses, assets and liabilities of DigiTar have been properly recorded in such books. The records are in good order, are complete, and have been maintained in accordance with sound business practices.

          (r)     Corporate  Name.  There  are  no actions, suits or proceedings
                  ---------------
pending, or to the best knowledge of DigiTar threatened, against or affecting DigiTar which may result in any impairment of the right of DigiTar to use its corporate name or the right of Atlantic to use such name following the Closing. To knowledge of DigiTar, the use of such corporate name does not infringe the rights of any third party nor is it confusingly similar with the corporate name of any third party. After the Closing, no person or business entity other than Atlantic and DigiTar LLP will be authorized, directly or indirectly, by DigiTar to use the name DigiTar or any name confusingly similar thereto. In that regard, Atlantic is specifically authorized to change its corporate name to DigiTar, Inc. in the State of Nevada.

          (s)     Investments  in  Competitors.  Except  for  the  ownership  of
                  ----------------------------
non-controlling interests in securities of corporations the shares of which are listed on generally recognized stock exchanges, none of the Principals owns directly or indirectly any interest or has any investment in any corporation, business or other person which is a competitor of, or which otherwise directly does business with, DigiTar or DigiTar LLP.

          (t)     Real Property.  Schedule 12(v) describes all real estate owned
                  -------------   --------------
or leased by DigiTar or otherwise occupied by DigiTar in the Business (the "Real Property"). Except as set forth on Schedule12(v),
                                         -------------

DigiTar's use and operation of the Real Property and Atlantic's use of the Real Property in the same manner as used by DigiTar are, and at the Closing will be, valid and permitted uses of the Real Property which in no way violate any Laws (as hereinafter defined) or any agreement, document or instrument respecting the Real Property and do not constitute non-conforming use. All uses of the Real Property and all uses made thereby by DigiTar have been, and as of the Closing will be, in compliance with all federal, state, county and local laws, rules, orders, regulations and ordinances, including without limitation, all applicable planning and zoning laws, rules, regulations and ordinances (collectively, the "Laws"), except for minor violations which do not and will not have a material adverse effect on the operation of the Business. Neither DigiTar, DigiTar LLP, a Principal, nor anyone on its or their behalf, has received any notices of any violations of any Laws regarding the Real Property.

          (u)     Compliance.  To  the  knowledge  of  DigiTar,  DigiTar  is  in
                  ----------
material compliance with all federal, state, county and local laws, ordinances, codes, regulations, orders, requirements, standards and procedures which are applicable to DigiTar, the Business or the Purchased Assets.

          (v)     Proprietary  Information.  Neither  DigiTar,  DigiTar LLP, nor
                  ------------------------
any Principal (nor to the best knowledge of DigiTar and DigiTar LLP, any employee of DigiTar or DigiTar LLP) has disclosed any confidential information purported to be transferred hereunder or licensed by Atlantic from DigiTar LLP in the License Agreement (including but not limited, current or prospective customer lists, financial statements, trade secrets, methods by which the Business is or has been conducted, and methods by which the customers or the Business are or have been obtained) which does not exist in the public domain to any third party except, (i) in the ordinary course of business and then under appropriate confidentiality covenants or agreements sufficient to protect and maintain the confidentiality and proprietary nature of such information and,
(ii)  to  Atlantic  or  its  agents  or  representatives.

          (w)     Necessary  Property.  The  Purchased  Assets  (including  the
                  -------------------
Assigned Contracts) and the licensed IP constitute all of the property, rights and agreements now used, or advisable for the conduct and operation of the Business in the manner and to the extent presently conducted or currently proposed to be conducted by DigiTar.

     12.     Indemnification  by  DigiTar,  DigiTar  LLP,  and  the  Principals.
             ------------------------------------------------------------------
Subject to the terms and conditions of this Agreement, DigiTar, DigiTar LLP, each of them hereby jointly and severally agree to indemnify, defend and hold Atlantic, Global, harmless from and against all claims, (collectively, "Damages"), incurred by any or all of them or assessed against the Purchased Assets by reason of or resulting from or based upon:

          (a) The inaccuracy of any representation or breach or default of or under any warranty, covenant or agreement made by DigiTar, DigiTar LLP, and/or the Principals in this Agreement, including, the exhibits and schedules or in any certificate, document or other instrument delivered in connection with the transfer or other transactions contemplated by this Agreement.

          (b) Any sales, use, or similar taxes in connection with the purchase and sale transaction contemplated by this Agreement, if any.

     13.     Indemnification  by  Global and Atlantic.  Subject to the terms and
             ----------------------------------------
conditions of this Agreement, Global and Atlantic hereby agree to indemnify, defend and hold DigiTar and its shareholders, officers, directors, agents, attorneys and affiliates (defined as DigiTar and any person or entity controlling, controlled by, or under common control with, DigiTar), and the Principals harmless from and against all Damages asserted against or incurred by any or all of them by reason of or resulting from or based on:

          (a) The inaccuracy of any representation or breach or default of or under any warranty, covenant or agreement made by Global or Atlantic in this Agreement, including exhibits and schedules, or in any certificate, document, or other instrument delivered in connection herewith or with the transfer or other transactions contemplated by this Agreement.

          (b) The failure of Atlantic to pay, perform and discharge when due any Assumed Liabilities.

          (c) Any product liability claim relating to products sold by Atlantic.

          (d) Any general liability claim arising out of or relating to occurrences of any nature relating to the conduct of the Business after the Closing.

     14.     Restrictions  on  Indemnification.  No  party  hereto  shall  have
             ---------------------------------
liability under this Agreement arising from any intentional breach of warranty, misrepresentation or omission unless the aggregate amount of all Damages finally determined to arise from such breaches, misrepresentations or omissions exceeds $50,000, and, in such event the indemnifying party shall be required to pay the full amount of such Damages including the first $50,000 of such Damages.

     15.     Amendment  and  Waiver.  No  provision  of  this  Agreement  may be
             ----------------------
amended, modified, supplemented or waived except by an instrument in writing executed by all of the parties hereto or, in the case of an asserted waiver, executed by the party against which enforcement of the waiver is sought.

     16.     Assignment.  Neither  this  Agreement  nor any right created hereby
             ----------
shall be assignable by any party hereto, except by Atlantic to an affiliate as approved by it's by Board of Directors.

     17.     Notice.  Any  notice  or communication must be in writing and given
             ------
by depositing the same in the United States mail, addressed to the party to be notified, postage prepaid and registered or certified with return receipt requested, or by delivering the same in person or by facsimile or by e-mail, if to Atlantic and Global, addressed to Mr. Sydney Harland, 534 Delaware, Suite 412, Buffalo, New York 14202, telephone (910) 616-0077, facsimile +1 910.270.0535, and e-mail Harmuir@aol.com; and if to DigiTar, DigiTar LLP, and the Principals, addressed to Mr. Dale Williams, 10306 West Emerald Street, Boise, Idaho 83704, telephone (208) 343-8520, facsimile (208) 322-8522, and
e-mail williamsdw@digitar.com Any party may change its address upon 10 days notice to the other parties.

     18.     Confidentiality.  After  the  Closing  (a)  any party may make such
             ---------------
disclosures after the Closing as it reasonably considers are required by law, but each party will notify the other parties in advance of any such disclosure and (b) the parties may disclose this Agreement in such manner as such party deems in the exercise of good faith necessary or appropriate.

     19.     Entire  Agreement.  This  Agreement  and the exhibits and schedules
             -----------------
hereto supersede all prior agreements and understandings relating to the subject matter hereof.

     20.     Transactional  Expenses.  Except  as  otherwise  provided  in  this
             -----------------------
Agreement, each of the parties shall each bear their respective costs and expenses of the transactions contemplated hereby, including without limitation, the fees and expenses of their attorneys, accountants and other advisors. The prevailing party in any arbitration hereunder or under any agreement executed pursuant hereto will, however, be entitled to recover its reasonable attorneys' fees and expenses.

     21.     Severability.  If  any  provision  of  this Agreement is held to be
             ------------
illegal, invalid or unenforceable under present or future laws effective during the term hereof, such provision shall be fully severable and this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision never comprised a part hereof; and the remaining provisions hereof shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom. Furthermore, in lieu of such illegal, invalid or unenforceable provision, there shall be added automatically as part of this Agreement, a provision as similar in its terms to such illegal, invalid or unenforceable provision as may be possible and be legal, valid and enforceable.

     22.     Survival  of  Representations, Warranties and Covenants.  Except as
             -------------------------------------------------------
otherwise set forth in this Agreement, all representations and warranties of the parties hereunder shall survive for three years after the Closing; provided that there shall be no termination of any such representation or warranty as to which a claim has been asserted prior to the termination of such survival period.

     23.     Dispute  Resolution.  In  the  event of any dispute, controversy or
             -------------------
claim arising out of or relating to this Agreement, the parties shall try to settle it amicably between themselves including first referring such dispute, controversy or claim to a member of each party's Board of Directors, in the case of a corporate party, for resolution. If the parties are unable to so settle such dispute, controversy or claim within 30 days after such referral, then any party may, by notice to the others, have it referred to their respective chief executive officers, in the case of a corporate party, for attempted resolution by good faith negotiations within 30 days after such notice. In the event the parties are not able to resolve it, any party may at any time after the 30-day period invoke the arbitration provisions of this paragraph. All arbitration proceedings shall be conducted in accordance with the Rules of Arbitration and Conciliation of the International Chamber of Commerce in English. All arbitration proceedings shall be in Boise, Idaho. The party requesting arbitration shall serve upon the other parties a demand for arbitration stating the substance of the controversy, dispute or claim, and the contention of the party requesting arbitration. Within 60 days after the demand, the parties shall each select one arbitrator, which arbitrators shall together select a third arbitrator. The three arbitrators are to act as neutral arbitrators and shall have no past, present or anticipated future affiliation with the parties which would unduly influence the independence of an arbitrator. The decision of the arbitrators shall be in writing setting forth the basis therefore.

     The arbitrators shall have the authority to award compensatory damages, interest, tort damages (but not punitive or similar damages) and specific performance and other equitable relief. The parties shall abide by the award rendered in such arbitration proceeding, and such award may be enforced and executed upon in any court having jurisdiction over the party against whom enforcement of such award is sought. During such arbitration proceedings, each party shall pay its arbitrators' fees, administration charges and related expenses of arbitration. The losing party shall thereafter reimburse the prevailing party for all such costs incurred in connection with such arbitration.

     24.     Governing  Law.  This Agreement shall be governed by, and construed
             --------------
in accordance with, the substantive laws of the State of Idaho without reference or regard to the conflicts of law rules of said state. In the event a dispute arises under this Agreement, the parties agree that the exclusive jurisdiction and venue for the resolution of any dispute shall be state and Federal courts located in Ada County, Idaho. Each party irrevocably submits to the jurisdiction of the State of Idaho and waives any objection, which it may have based upon improper venue or forum non conveniens to the conduct of any proceeding in any such court. All parties waive personal service of any process upon it and consents to service of process by mail.

     25.     Captions.  The  captions  in  this Agreement are for convenience of
             --------
reference only and shall not limit or otherwise affect any of the terms or provisions hereof.

     26.     Counterparts.  This Agreement may be executed in counterparts, each
             ------------
of which shall be deemed an original, and all of which together shall constitute one and the same instrument. A facsimile copy or a PDF copy sent electronically of an executed counterpart of this Agreement shall be deemed to be an original.

     27.     Number  and  Gender.  Whenever  the context requires, references in
             -------------------
this Agreement to the singular number shall include the plural, the plural number shall include the singular and words denoting gender shall include the masculine, feminine and neuter.

     IN WITNESS WHEREOF, this Agreement has been executed in multiple counterparts on the date first written above.


Attachments:
-----------
Schedule 1         Purchased Assets
Schedule 4         Assumed Liabilities
Schedule 12(o)     Claims and Proceedings
Schedule 12(v)     Real Property

Exhibit 1          License Agreement
Exhibit 2          Escrow Agreement
Exhibit 3          Registration Rights Agreements
Exhibit 4a,b,c,d   Non-Compete Agreements
Exhibit 5a,b,c,d   Employment Agreements

                                ESCROW AGREEMENT
                                ----------------

    THIS ESCROW AGREEMENT (this "Escrow Agreement") is made as of the 23 rd day of June 2006, by and between Atlantic Seaboard, Inc ("Atlantic"), a corporation duly organized and existing under the laws of the state of Nevada, and Global Wataire, Inc., a publicly traded corporation, duly organized and existing under the laws of the State of Nevada, both having their principal place of business at 5050 De Sorel, Suite 110, Montreal, Quebec, Canada H4P 1G5, (hereinafter called "Global"), and DigiTar Inc., a corporation, duly organized and existing under the laws of the State of Wyoming, having a principal place of business at 10306 West Emerald Street, Boise, ID 83704 (hereinafter called "DigiTar") and Glast, Phillips & Murray, P.C. 815 Walker Street, Suite 1250 Houston, Texas 77002, as escrow agent ("Escrow Agent").

                             PRELIMINARY STATEMENTS

Global, Atlantic and DigiTar entered into an ASSET PURCHASE AGREEMENT
AND PLAN OF REORGANIZATION , (the "Agreement"), pursuant to which Atlantic has acquired certain assets of the DigiTar related to DigiTar's cyber security business, which Agreement was completed as of the date hereof.

A. Under the Agreement, Atlantic acquired substantially all the assets of DigiTar in exchange for stock in Atlantic and agreed to license certain intellectual property from DigiTar LLP.

B. It was agreed by the parties that the immediate goal of the Agreement is to allow Atlantic and its parent corporation, Global, to raise capital to facilitate the growth and success of DigiTar's business and, thereby, reward DigiTar as a co-shareholder in Atlantic. It was also agreed that the longer term goal of the Exchange is to allow Atlantic to achieve a successful IPO in the U.S. securities market with the same effect.

C   As an inducement to enter the Agreement, Global, Atlantic's Parent company, granted DigiTar 20 million (20,000,000) shares of the common stock of Global (the "Escrowed Shares") to be held in escrow for the benefit of DigiTar for a period of one year from the date of the Agreement at which time the Global shares would pass free of escrow to DigiTar. However, if, before the end of that one year period, Atlantic makes a filing with the U.S. Securities and Exchange Commission to do an IPO, the shares of Global held in escrow will automatically revert back to Global.

                                    AGREEMENT

In consideration of the mutual covenants, obligations and agreements set forth herein and in the Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

SECTION 1. DEPOSIT OF ESCROWED SHARES AND RELATED INSTRUMENTS.
Upon the execution hereof, Global shall deliver to the Escrow Agent:

     (a) Certificates evidencing all of the Escrowed Shares; and

     (b) A signed and undated stock power in substantially the form attached as Exhibit A hereto (a "Stock Power").

All Escrowed Shares shall be delivered by the Global to the Escrow Agent free and clear of any lien or encumbrance (other than created hereby) and Global agrees that it will not pledge, hypothecate or otherwise encumber any Escrowed Shares or grant any option or create any other right with respect thereto during the term hereof. Escrow Agent agrees to hold the Escrowed Shares and the Stock Power in accordance with the terms and conditions of this Escrow Agreement.

SECTION 2. DIVIDENDS AND OTHER DISTRIBUTIONS.
     (a) All cash dividends or other distributions declared by Global on the Escrowed Shares (other than a distribution made in connection with a liquidation of Global or a distribution of substantially all of the assets of Global with respect to the Escrowed Shares) (a "Cash Dividend") and payable to the shareholders of Global of record at any time after the date hereof, shall be payable to DigiTar, as record holder of the Escrowed Shares, and will not be deposited with Escrow Agent.

     (b) All dividends or distributions declared by Global on the Escrowed Shares that are payable in stock or any instrument convertible into stock of Global and payable to the shareholders of Global of record at any time after the date hereof, shall be payable to DigiTar, as record holder of the Escrowed Shares, and will not be deposited with Escrow Agent.

     (c) If the Global declares a stock split (which shall include any stock dividend of more than 20%) affecting the Escrowed Shares, the certificates or other instruments relating thereto shall be immediately deposited by Global with the Escrow Agent as additional Escrowed Shares to be held and distributed by Escrow Agent in accordance with this Escrow Agreement and the Agreement.

     (d) DigiTar shall retain all rights to vote the Escrowed Shares at any annual or special meeting of the shareholders of Global unless and until such shares are disposed of pursuant to Section 3(a) hereof.

SECTION 3. DISPOSITION OF ESCROWED SHARES.
The Escrowed Shares shall be delivered by the Escrow Agent as follows:

     (a) Upon delivery of Notice of Completion of an effective filing of a Form SB-2, or the equivalent, by Global or Atlantic with the U.S. Securities and Exchange Commission dated within one year of the date of this Escrow Agreement, the Escrowed Shares (along with the Stock Power) shall immediately be delivered by the escrow agent to Global;

     (b) If however, if the Escrow Agent does not receive a copy of the filing described in preceding paragraph (a), the Escrow Agent shall deliver the Escrowed Shares along with the Stock Power to DigiTar.

     SECTION 5. GENERAL RIGHTS AND DUTIES OF ESCROW AGENT.
     (a) Escrow Agent agrees to use its best efforts to ensure the security of the Escrowed Shares, and Escrow Agent agrees to perform its duties hereunder with the same degree of care exercised by Escrow Agent in connection with its own property.

     (b) Escrow Agent does not have an interest in the Escrow Shares and has possession thereof only as escrow holder in accordance with the terms of this Escrow Agreement. Escrow Agent acknowledges and agrees that Escrow Agent is not a "holder" of the Escrow Shares as that term is defined under the Uniform Commercial Code of the State of Idaho, and, as such, Escrow Agent acknowledges and agrees that the Escrow Shares may not be subject to any existing or hereafter filed and perfected security interests in any of the property of Escrow Agent held by any now or hereafter existing creditors of Escrow Agent.

     (c) In performing its duties hereunder, Escrow Agent shall be entitled to rely upon (i) the service, accuracy and authenticity of any order, judgment, certification, demand or judicial or administrative notice and (ii) any written notice or other document delivered to Escrow Agent in connection herewith believed by it to be genuine and correct and executed and delivered by the appropriate party. Escrow Agent may conclusively presume that the representative of any entity other than a natural person which is a party hereto has full power and authority to execute any such written notice or other document and to issue instructions to Escrow Agent on behalf of such party unless written notice to the contrary is delivered to Escrow Agent.

     (d) Escrow Agent shall not be liable for any claim, loss or other damage resulting from (i) the performance of the respective obligations or breach of any covenant, representation, warranty or any other promise or obligation of the Agreement by any of the parties thereto and (ii) compliance by Escrow Agent with any legal process, subpoena, writs, orders, judgments and decree of any court whether issued with or without jurisdiction and whether or not consequently vacated, modified, set aside or reversed.

     (e) Each of the Parties, Global, Atlantic and DigiTar agree to indemnify and hold harmless Escrow Agent in its capacity as such from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, reasonable expenses (including those of its outside counsel) or disbursements of any kind whatsoever which may at any time be imposed upon, incurred by or asserted against Escrow Agent in its capacity as such in any way relating to or arising out of this Escrow Agreement, except to the extent resulting from the gross negligence or willful misconduct of Escrow Agent.

     (f) In the event of disagreement about the interpretation of this Escrow Agreement, or about the rights and obligations or the propriety of any action contemplated by Escrow Agent thereunder, Escrow Agent may, in its sole discretion, file an action to interpleader to resolve the disagreement.

     (g) Escrow Agent shall not be bound by any agreements among Global, Atlantic and DigiTar other than by this Escrow Agreement and any other escrow agreement to which Escrow Agent is a party with the Seller, Buyer and/or Guarantor.

     SECTION 6. NOTICES. (a) All notices, written instructions or other documents deliverable to any of the parties hereto pursuant to the terms and conditions of this Escrow Agreement shall be validly given when hand-delivered or sent by a courier or express service guaranteeing overnight delivery to the parties at the following addresses:


          If to Escrow Agent:                Glast, Phillips & Murray, P.C.
                                             815 Walker Street, Suite 1250
                                             Houston, Texas  77002
                                             Attn: Norman T. Reynolds, Esq.


          If to Atlantic or Global:          5050 De Sorel, Suite 110,
                                             Montreal, Quebec, Canada
                                             H4P 1G5
                                             Attn: Mr. Sydney Harland


          If to DigiTar:                     10306 West Emerald  Street,
                                             Boise, ID 83704
                                             Attn: Mr. Dale  Williams

The delivery of the Stock to any party hereto shall be by hand delivery or U.S. Mail, postage prepaid, return receipt requested and copies of any correspondence delivered therewith may be delivered in any manner authorized herein.

     SECTION 7. TAX MATTERS. DigiTar agrees that it is responsible for the payment of income taxes with respect to any dividend actually received by to it with respect to the Escrowed Shares during the term of this Escrow Agreement.

     SECTION 8. GOVERNING LAW. This Escrow Agreement shall be governed by and construed in accordance with the laws of the State of Idaho notwithstanding the conflict of laws principles thereof.

     SECTION 9. WAIVER. No waiver of any of the obligations or provisions of this Escrow Agreement shall be enforceable against any of the parties unless such waiver is (a) executed by each of the parties hereto and (b) acknowledged in writing by Escrow

Agent. Any waiver effected hereby shall not constitute a waiver of any other obligations or provisions of this Escrow Agreement.

     SECTION 10. AMENDMENT. This Escrow Agreement may be amended, modified or terminated only by written instrument or written instruments signed by the parties hereto. No act, omission or course of dealing shall be deemed to constitute an amendment, modification or termination hereof.

     SECTION 11. HEADINGS. The headings contained in this Escrow Agreement are provided for convenience only and form no part of this Agreement and shall not affect the construction or interpretation of this Escrow Agreement.

     SECTION 12. SUCCESSORS AND ASSIGNS. This Escrow Agreement shall be binding upon and shall inure to the benefit of the parties hereto, their respective legal representatives, successors, heirs and assigns.

     SECTION 13. ENTIRE AGREEMENT. This Escrow Agreement sets forth the entire agreement among the parties with respect to the subject matter hereof, and this Agreement supersedes and replaces any agreement or understanding that may have existed between the parties prior to or contemporaneously with the date hereof in respect of the such subject matter expressly set forth herein.

     SECTION 14. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original.

     IN WITNESS WHEREOF, the parties have executed and delivered this Escrow Agreement as of the date first above written.


                                           GLOBAL WATAIRE, INC

                                           /s/
                                           ==============================
                                           Sydney Harland, President


                                           ATLANTIC, INC:


                                           /s/
                                           ==============================
                                           Sydney Harland, President

                                           DIGITAR,  INC.


                                           /s/
                                           ==============================
                                           Dale Williams, President



                                           ESCROW  AGENT:


                                           /s/
                                           ==============================
                                           Norman T. Reynolds, Esq.
                                           Partner

                       SCHEDULE C TO THE LETTER OF INTENT
                       ----------------------------------



                                  DIGITAR, INC.
                                  -------------

                    EMPLOYEE CONFIDENTIALITY, NON-DISCLOSURE
                          AND NON-COMPETITION AGREEMENT


                      PLEASE READ THIS AGREEMENT CAREFULLY.
                    THIS AGREEMENT DESCRIBES THE BASIC LEGAL
  AND ETHICAL RESPONSIBILITIES THAT YOU ARE REQUIRED TO OBSERVE AS AN EMPLOYEE
        EXPOSED TO HIGHLY SENSITIVE TECHNOLOGY AND STRATEGIC INFORMATION.

THIS AGREEMENT AND ACKNOWLEDGEMENT, effective as of the date shown below, by and between DigiTar, Inc. ("Employer") and you, as an employee of Employer. Employee acknowledges that he/she is a "Principal" in Employer's predecessor company as that term is used in that certain Letter of Intent entered as this same date between Employer and Employee and that Employee has unique knowledge of Employer's business and its proprietary information, as defined in the Definitive Agreements to that Letter of Intent, and this Agreement is being entered into as Schedule C to the that Letter of Intent.

                                   ARTICLE 1.

                                 SCOPE OF DUTIES

     1.1. EMPLOYMENT BY EMPLOYER AS SOLE OCCUPATION. Subject only to the exceptions provided in this Agreement, you agree to devote your full business time, attention, skill, and effort exclusively to the performance of the duties that Employer may assign you from time to time. You may not engage in any business activities or render any services of a business, commercial, or professional nature for compensation for the benefit of anyone other than Employer, unless Employer has given its consent in writing in advance. It is the policy of Employer never to allow its personnel to work for any competitive enterprise during their employment, including after hours, on weekends, or during vacation time, even if only organizational assistance or limited consultation is involved. This Agreement does not prohibit the investment of a reasonable part of your assets in the stock of a company whose stock is traded on a national stock exchange.

     1.2. NONINTERFERENCE WITH THIRD-PARTY RIGHTS. Employer is employing you with the understanding that (1) you are free to enter into employment with Employer and (2) only Employer is entitled to the benefit of your work. Employer has no interest in using any other person's patents, copyrights, trade secrets, or trademarks in an unlawful manner. You should be careful not to misapply proprietary rights that Employer has no right to use.

     1.3 1. Term of Employment. The Company hereby employs Employee and Employee accepts such employment commencing on the date hereof and terminating on the third anniversary hereof, unless sooner terminated as hereinafter provided. The faithful observance of this Agreement by you is, and shall remain, a condition to your employment.
YOUR EMPLOYMENT IS TERMINABLE AT WILL BY EMPLOYER AT ANY TIME.


                                   ARTICLE 2.

                       OWNERSHIP OF EMPLOYEE DEVELOPMENTS

     2.1. EXISTING PROPRIETARY RIGHTS. The patents, patent applications, copyrights and trademarks listed on Schedule 1, hereto, are the only intangible interests and properties that you own, or have any claim in, at the time of execution of this Agreement. IF EMPLOYEE OWNS ANY PATENTS, PATENT APPLICATIONS, COPYRIGHTS OR TRADEMARKS, THEY SHOULD BE LISTED ON SCHEDULE 1 AND ATTACHED TO THIS AGREEMENT.

     2.2. OWNERSHIP OF WORK PRODUCT.

          a. Employer shall own all Work Product (as defined in ARTICLE 2.2(e)). All Work Product shall be considered work made for hire by you and owned by Employer.

          b. If any of the Work Product may not, by operation of law, be considered work made for hire by you for Employer, or if ownership of all right, title, and interest of the intellectual property rights therein shall not otherwise vest exclusively in Employer, you agree to assign, and upon creation thereof automatically assign, without further consideration, the ownership of all Trade Secrets (as defined in ARTICLE 3.2), U.S. and international copyrights, patentable inventions, and other intellectual property rights therein to Employer, its successors and assigns.

          c. Employer, its successors and assigns, shall have the right to obtain and hold in its or their own name copyright registrations, trademark registrations, patents and any other protection available in the foregoing.

          d. You agree to perform, upon the reasonable request of Employer, during or after your employment, such further acts as may be necessary or desirable to transfer, perfect, and defend Employer's ownership of the Work Product. When requested, you will:

     1. Execute, acknowledge, and deliver any requested affidavits and documents of assignment and conveyance with respect to any Work Product;

     2. Assist in the preparation, prosecution, procurement, maintenance and enforcement of copyrights and, if applicable, patents with respect to the Work Product in any countries;

     3. Provide testimony in connection with any proceeding affecting the right, title, or interest of Employer in any Work Product; and

     4. Perform any other acts deemed necessary or desirable to carry out the purposes of this Agreement.

Employer shall reimburse all reasonable out-of-pocket expenses incurred by you at Employer's request in connection with the foregoing, including (unless you are otherwise being compensated at the time) a reasonable per diem or hourly fee for services rendered following termination of your employment.

          e. For purposes hereof, "Work Product" shall mean all intellectual property rights, including all Trade Secrets, U.S. and international copyrights, patentable inventions, discoveries and improvements, and other intellectual property rights, in any programming, documentation, technology, or other Work Product that relates to the business and interests of Employer and that you conceive, develop, or deliver to Employer at any time during the term of your employment. Work Product shall also include all intellectual property rights in any programming, documentation, technology, or other work product that is now contained in any of the products or systems, including development and support systems, of Employer to the extent you conceived, developed, or delivered such Work Product to Employer prior to the date of this Agreement while you were engaged as an independent contractor or an employee of Employer. You hereby irrevocably relinquish for the benefit of Employer and its assigns any moral rights in the Work Product recognized by applicable law.

     2.3. CLEARANCE PROCEDURE FOR PROPRIETARY RIGHTS NOT CLAIMED BY EMPLOYER. If you ever wish to create or develop, on your own time and with your own resources, anything that may be considered Work Product but to which you believe you should be entitled to the personal benefit of, you are required to follow the clearance procedure set forth on this ARTICLE in order to ensure that Employer has no claim to the proprietary rights that may arise.

     Before you begin any development work on your own time, you must give Employer advance written notice of your plans and supply a description of the development under consideration. Unless otherwise agreed in a writing signed by Employer, Employer shall have no obligation of confidence with respect to such description. Employer will determine, in good faith, within thirty (30) days after you have fully disclosed your plans to Employer, whether the development is claimed by Employer as Work Product. If Employer determines that it does not claim such development, you will be notified in writing and may retain ownership of the development to the extent of what has been disclosed to Employer. You should submit for further clearance any significant improvement, modification, or adaptation so that it can be determined whether the improvement, modification, or adaptation relates to the business or interests of Employer.

     Clearance under this procedure does not relieve you of the need to obtain the written consent of Employer before engaging in business activities or rendering business, commercial, or professional services for the benefit of anyone other than Employer, as required in ARTICLE 1.1 hereof. Employer thus reserves the right to exercise greater control over development work that you might consider doing for profit after hours, as opposed to mere hobby work pursued in your spare time.

                                   ARTICLE 3.

                                 CONFIDENTIALITY

     3.1. CONSEQUENCES OF ENTRUSTMENT WITH SENSITIVE INFORMATION. You should recognize that your position with Employer requires considerable responsibility and trust. Relying on your ethical responsibility and undivided loyalty, Employer expects to entrust you with highly sensitive confidential, restricted, and proprietary information involving Trade Secrets (as defined in ARTICLE 3.2) and Confidential Information (as defined in ARTICLE 3.4). You are legally and ethically responsible for protecting and preserving Employer's proprietary rights for use only for Employer's benefit, and these responsibilities may impose unavoidable limitations on your ability to pursue some kinds of business opportunities that might interest you during or after your employment.

     3.2. TRADE SECRETS DEFINED. For purposes of this Agreement, a "Trade Secret" is any information, including, but not limited to, technical or nontechnical data, techniques relating to the preparation and production of illustrations for use in Employer's cyber security products, source codes, flow charts, diagrams, technical documentation, scripts, algorithms, file structures, metadata, data definitions and principles of operation relating to or reflected in Employer's cyber security, messaging and data packet processing services and products, formulas, patterns, compilations, programs, devices, methods, techniques, drawings, protocols, processes, or other information similar to the foregoing, that: (1) derive economic value, actual or potential, from not being generally known to, and not being readily ascertainable by proper means by, other persons who can obtain economic value from their disclosure or use; and
(2) are the subject of efforts that are reasonable under the circumstances to maintain their secrecy. The term "Trade Secret" will not include any information which constitutes Confidential Information (as defined in ARTICLE 3.4).

     The term Trade Secret will not include information that you can show by competent proof (i) was known to you prior to disclosure by Employer; (ii) was generally known to the public at the time Employer disclosed the information to you; (iii) became generally known to the public after disclosure to you by the Employer through no act or omission of yours; or (iv) was disclosed to you by a third party having a bona fide right both to possess the information and to disclose the information to you.

     3.3. RESTRICTIONS ON USE AND DISCLOSURE OF TRADE SECRETS. You shall hold in confidence at all times after the date hereof all Trade Secrets of Employer and shall not disclose, publish or make use at any time after the date hereof of Trade Secrets without the prior consent of Employer.

     3.4. CONFIDENTIAL INFORMATION DEFINED. For purposes of this Agreement, "Confidential Information" is any financial information, financial data, financial plans, information concerning the relationship between the Company and its customers or suppliers, or product plans or strategies of Employer which are valuable to Employer and not generally known or available to competitors of Employer.

     3.5. USE OR DISCLOSURE OF CONFIDENTIAL INFORMATION. You agree that during the term of your employment by Employer, and for a period of three (3) years following termination of your employment, you will hold in confidence all Confidential Information and will not disclose, publish or make use of Confidential Information without the prior written consent of Employer.

     3.6. SCREENING OF PUBLIC RELEASES OF INFORMATION. In addition, and without any intention of limiting your other obligations under this Agreement in any way, you should not, during your employment, reveal any non-public information concerning the technology pertaining to the proprietary products and manufacturing processes of Employer (particularly technology under current development or improvement), unless you have obtained written approval from Employer in advance. In that connection, you should submit to Employer for review any proposed scientific and technical articles and the text of any public speeches relating to work done for Employer before they are released or delivered. Employer has the right to disapprove and prohibit, or delete any parts of, such articles or speeches that might disclose Employer's Trade Secrets or other Confidential Information or otherwise be contrary to Employer's business interests.

     3.7. EMPLOYER RIGHTS UNDER APPLICABLE TRADE SECRET LAW. Nothing in this Agreement is intended to, nor shall it, diminish the Employer's rights regarding the protection of Employers trade secrets pursuant to applicable Idaho Law.

                                   ARTICLE 4.

                               RETURN OF MATERIALS

     Upon the request of Employer and, in any event, upon the termination of your employment, you must return to Employer and leave at its disposal all memoranda, notes, records, drawings, manuals, computer programs, documentation, diskettes, computer tapes, and, other documents or media pertaining to the business of Employer or your specific duties for Employer, including all copies of such materials. You must also return to Employer and leave at its disposal all materials involving any Trade Secrets of Employer. This ARTICLE 4 is intended to apply to all materials made or compiled by you, as well as to all materials furnished to you by anyone else in connection with your employment.

                                   ARTICLE 5.

                    NON-INTERFERENCE WITH PERSONNEL RELATIONS

     During my employment with Employer and for a period of two (2) years afterwards, I will not knowingly solicit, entice or persuade any other employees of Employer or Employer's consultants to leave the services of Employer for any reason.

                                   ARTICLE 6.

                            NON-COMPETITION AGREEMENT

     6.1. DEFINITIONS. For the purposes of this ARTICLE 6, the following definitions shall apply:

          a. "Employer Activities" shall mean all activities of the type conducted, authorized, offered, or provided by you within one year prior to termination of your employment. For purposes of reference, such activities at the date of this Agreement include the business of cyber security, message and datum packet processing and message or datum packet management, message archiving and the any other application by Employer of its Trade Secrets. The term "Employer Activities" shall include (without limitation) the production, marketing and cyber management services or products sold or provided by Employer as of the date hereof or on the date of termination of your employment.


b. "Noncompete Period" or "Nonsolicitation Period" shall mean the period beginning on the date hereof and ending on the second (2nd) anniversary of the date of termination of your employment with Employer.

          c. "Territory" shall mean the areas where you worked within one year prior to termination of your employment and as such shall include such areas where any Employer Activities performed, supervised, or assisted in by you were conducted and any area where customers or actively sought prospective customers of Employer with whom you had material contact were present. For purposes of reference, such areas at the date of this Agreement include the United States of America, its territories and possessions, and any countries where the Employer has representation, customers, agreements or other business activities.

     6.2. TRADE NAME. You agree that during the Noncompete Period, you shall not, directly or by assisting others, own, manage, operate, join, control or participate in the ownership, management, operation or control of any business conducted using any corporate or trade name or trade mark of Employer or name similar thereto without the prior written consent of Employer.

                              6.3. NONCOMPETITION.

          a. Coverage. The parties hereto acknowledge that you conduct Employer Activities throughout the Territory. You acknowledge that to protect adequately the interests of Employer in the business of Employer, it is essential that any Noncompete covenant with respect thereto cover all Employer Activities and the entire Territory.

          b. Covenant. You hereby agree that you shall not, during the Noncompete Period, in any manner (other than as an employee of or as a consultant to Employer), directly or by assisting others, conduct Employer Activities in the Territory. It is specifically understood and agreed that accepting employment with, or acting as a consultant to, any one of the following companies during the Noncompete Period would constitute a breach of this covenant:

All cyber security and/or message processing enterprise including, but not limited to: Message Labs, Postini, Symatec, Cloudmark, McAfee, Trend Micro, Fortinet, Norton, Barracuda, Sonic Wall, or any firms with similar products or services.

     Notwithstanding the foregoing provisions of this ARTICLE 6.3 b., it is understood and agreed that you may accept employment with, or act as a consultant to, a company (other than a "Designated Competitor") that is engaged in Employer Activities in the Territory, so long as you have no direct and material responsibility for, and involvement in, products or services which compete directly with Employer's products and services or which have, as their primary products or services, that which could be deemed to compete directly with Employer's products and services if they might be purchased by customers in lieu of the products of Employer. Notwithstanding this ARTICLE 6.3(b), you shall be permitted to (i) acquire up to five percent (5%) of any competitor of Employer whose common stock is publicly traded on a national securities exchange or in the over-the-counter market; or (ii) own shares of stock of Employer.

     6.4. NONSOLICITATION. You hereby agree that you shall not, during the Nonsolicitation Period, in any manner (other than as an employee of or a consultant to Employer), directly or by assisting others:

          a. solicit or attempt to solicit, any business from any of Employer's customers, including actively sought prospective customers, with whom you had material contact during your employment hereunder for purposes of providing products or services that are competitive with those provided by Employer; or

          b. solicit or attempt to solicit for employment, on your behalf or on behalf of any other person, firm or corporation, any other employee of Employer or its affiliates with whom you had material contact during your employment hereunder.

     6.5. SEVERABILITY. If a judicial determination is made that any of the provisions of this ARTICLE 6 constitutes an unreasonable or otherwise unenforceable restriction against you, the provisions of this ARTICLE 6 shall be rendered void only to the extent that such judicial determination finds such provisions to be unreasonable or otherwise unenforceable. In this regard, you and Employer hereby agree that any judicial authority construing this Agreement shall be empowered to sever any portion of the Territory, any prohibited business activity or any time period from the coverage of this ARTICLE 6 and to apply the provisions of this ARTICLE 6 to the remaining portion of the Territory, the remaining business activities and the remaining time period not so severed by such judicial authority. Moreover, notwithstanding the fact that any provision of this ARTICLE 6 is determined not to be specifically enforceable, Employer shall nevertheless be entitled to recover monetary damages as a result of your breach of such provision. The time period during which the prohibitions set forth in this ARTICLE 6 shall apply shall be tolled and suspended for a period equal to the aggregate quantity of time during which you violate such prohibitions in any respect.

                                   ARTICLE 7.

                                 IMPLEMENTATION

     7.1. SEVERABILITY. The covenants in this Agreement shall be construed as covenants independent of one another and as obligations distinct from any other contract between you and Employer. Any claim that you may have against Employer shall not constitute a defense to enforcement by Employer of this Agreement.

     7.2. SURVIVAL OF OBLIGATIONS. The covenants in ARTICLES 2 through 6 of this Agreement shall survive the execution and delivery of this Agreement and the termination of your employment, regardless of who causes the termination and under what circumstances the termination occurred.

     7.3. SPECIFIC PERFORMANCE AND CONSENT TO INJUNCTIVE RELIEF. The faithful observance of all covenants in this Agreement is an essential condition to your employment, and Employer is depending upon absolute compliance. Damages would probably be very difficult to ascertain if you breached any covenant in this Agreement. This Agreement is intended to protect the proprietary rights of Employer in many important ways. Even the threat of any misuse of the technology of Employer would be extremely harmful, since that technology is essential to the business of Employer. In light of these facts, you agree that any court of competent jurisdiction may immediately enjoin any breach of this Agreement upon the request of and proper showing by Employer.

     7.4. CONSTRUCTION OF AGREEMENT. No provision of this Agreement or any related document shall be construed against or interpreted to the disadvantage of any party hereto by any court or other government or judicial authority by reason of such party having or being deemed to have structured or drafted such provision.

     7.5. NOTICES. All notices required under this Agreement shall be made in writing and shall be deemed given when (1) delivered in person, (2) deposited in the U.S. mail, first class, with proper postage prepaid and properly addressed, or (3) sent through the interoffice delivery service of Employer, if you are still employed by Employer at the time.

     7.6. RELATED PARTIES. This Agreement shall inure to the benefit of, and be binding upon, Employer and its subsidiaries and its affiliates, together with their successors and assigns, and you, together with your executor, administrator, personal representative, and legatees.

     7.7. MERGER. This Agreement merges and supersedes all prior and contemporaneous agreements, undertakings, covenants, or conditions, whether oral or written, express or implied, to the extent that they contradict or conflict with the terms and conditions hereof. This Agreement is not intended to modify or impair the effectiveness of the general rules and policies Employer may announce from time to time.

     7.8. CHOICE OF LAW. This Agreement shall be governed by and enforced under the laws of the State of Idaho.

     7.9. NO WAIVER. The waiver by either party of a breach of this Agreement shall not operate or be construed as a waiver of any subsequent breach of this Agreement.

     7.10. HEADINGS. The ARTICLE and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     IN WITNESS WHEREOF, you, as an employee of Employer, have entered and executed this Agreement under seal, and Employer has accepted your undertaking.


EMPLOYEE / PRINCIPAL:


----------------------
Signature


----------------------
Name (typed or printed)

Social Security No.         -       -
                        ________________

Address:


--------------------------

--------------------------

--------------------------


EMPLOYER

DigiTar, Inc.

By:
    _______________________________

Its: _______________________

Date:  ______ June 2006

                       SCHEDULE B TO THE LETTER 0F INTENT
                       ----------------------------------


                           EXCLUSIVE LICENSE AGREEMENT

This License Agreement is entered into as of the __th day of June, 2006, (the "Effective Date") by DigiTar LLP, an Idaho Limited Liability Partnership ("DigiTarLLP"), and Atlantic Seaboard, Inc., a Nevada corporation ("ATLANTIC") (each also singularly a "Party" and collectively the "Parties") as follows:

                                   WITNESSED:

WHEREAS, DigiTarLLP is the owner of certain patent rights and know-how relating to the provision of Email and Web Cyber Security , Email and web content management, messaging protocols and other know-how used in its cyber security and cyber data traffic management service business (the "IP");

WHEREAS, ATLANTIC is acquiring the all business, assets and other property used to conducted its business (the "Business") except the IP and ATLANTIC the wishes to obtain an exclusive license under such IP; and

WHEREAS, DigiTarLLP is willing to grant such a license to ATLANTIC on the terms set forth herein.

NOW, THEREFORE, in consideration of the mutual promises contained herein, the Parties agree as follows:

                         ARTICLE 1.0 CERTAIN DEFINITIONS

The terms defined elsewhere in this Agreement shall have the meanings specified herein. The following terms shall have the following meanings for purposes of this Agreement:

1.1. "Licensed Know-how" shall mean any and all proprietary information, methods, processes, techniques, software, data and materials which are in the possession of or controlled by DigiTarLLP presently or hereafter during the term of this Agreement, which DigiTarLLP is free to license or sublicense, and which are necessary or useful for the cyber security and messaging business; "Licensed Know-how" shall include, without limitation, those items listed or described on Exhibit "A" attached hereto.

1.2 "Licensed Patent Rights" shall mean all patents and patent applications, and all patents issuing there from, together with all extensions, reissues, reexaminations, substitutions, renewals, divisions, continuations, continuations-in-part and foreign counterparts thereof or therefore, that are in the possession of or controlled by DigiTarLLP presently or hereafter during the term of this Agreement, and which DigiTarLLP is free to license or sublicense, to the extent that any of the foregoing relates to use in the conduct of the Business; "Licensed

     Patent Rights" shall include, without limitation, those patent applications and patents listed on Exhibit "B", attached hereto.

1.3 "Licensed Technology" shall mean any cyber messaging/management/storage security service that: (i) could not be provided without infringing one or more claims of the Licensed Patent Rights or (ii) is provided, in whole or part, through the use of Licensed Know-how.

                            ARTICLE 2.0 LICENSE GRANT

2.1 License Grant. Subject to the other terms and conditions of this Agreement, DigiTarLLP hereby grants to ATLANTIC an exclusive license under the Licensed Patent Rights and Licensed Know-how to provide the Licensed Technology for sale any where in the world. With respect to the Licensed Patent Rights or Licensed Know-how, ATLANTIC shall have no rights other than the rights as granted under this Agreement.

2.2 Sub-licenses. ATLANTIC shall have no right to sublicense its rights hereunder without the prior written consent of DigiTarLLP, which consent may be withheld by DigiTarLLP in its sole discretion.

2.3 Royality Payments. ATLANTIC herewith agrees to pay royalties to DigiTarLLP, for the use of the Licensed Knowhow and Licensed Patent Rights in the Business, commencing twelve (12) months from the Date hereof at a rate of 10% of Gross Sales associated with revenues generated from the sale of products and/or services associated with the Licensed Knowhow and/or Licensed Patent Rights so long as ATLANTIC has rights to the License Grant. Payments shall be made to DigiTarLLP at the end of each calander quarter within 30 days of the closing of the given calander quarter along with a Statement of Royality Revenues due to DigiTarLLP. This Royality payment to DigiTarLLP is in addition to any other considerations given to DigiTar, Inc. in other Agreements.

                         ARTICLE 3.0 TECHNOLOGY TRANSFER

3.1 ATLANTIC shall have the right to require DigiTarLLP, at ATLANTIC's expense, to transfer the Licensed Technology to ATLANTIC. The Parties shall in good faith determine the most cost-effective and timely means of effecting such transfer.

3.2 DigiTarLLP shall provide to ATLANTIC all the relevant documents, materials, designs, data and other information necessary for the use of the Licensed Patents Rights and the Licensed Know-how by ATLANTIC in the Business. The timing and method of delivery of those documents shall be determined later based on mutual agreement by the Parties.

3.3 ATLANTIC shall not be entitled to the software source codes used in the Licensed Technology other than those necessary to market and provide the cyber security and electronic message and network management services of the Business to its customers. All other matters relating to the transfer of technology not expressly provided herein shall be agreed upon by the Parties.

                    ARTICLE 4.0 INTELLECTUAL PROPERTY RIGHTS

4.1 Ownership. DigiTarLLP shall retain title to the Licensed Know-how and Licensed Patent Rights, including, without limitation, any Licensed Know-how and Licensed Patent Rights developed or invented by DigiTarLLP in the future. ATLANTIC shall grant back title to DigiTar LLP any improvements to the Licensed Know-how or Licensed Patent Rights developed or invented solely by ATLANTIC; provided, however, that DigiTarLLP shall grant Atlantic an exclusive right to use any such improvements. The Parties shall use jointly any improvements to any Licensed Know-how or Licensed Patent Rights which are developed or invented by both Parties; provided however that DigiTarLLP shall have all title rights and ownership to such jointly developed or invented improvements, derivations and all extensions' of any Licensed Know-how or Licensed Patent Rights. Designation of inventor(s) on any patent application is a matter of law, and shall be solely within the discretion of qualified patent counsel of DigiTarLLP and ATLANTIC to determine in accordance with United States laws of inventorship and competent written evidence of the Parties.

4.2 Patent Filing, Prosecution and Maintenance. During the term of this Agreement, DigiTarLLP shall be responsible for the filing, diligent prosecution and maintenance of all Licensed Patent Rights at ATLANTIC's expense.

4.3  Patent Infringement

     (a) If either Party learns that a third party is infringing or allegedly infringing any Licensed Patent Rights, it shall promptly notify the other Party thereof. The Parties shall cooperate and use reasonable efforts to stop such alleged infringement without litigation.

     (b) DigiTarLLP shall have the sole right (but not the obligation) to take the appropriate steps to remove the infringement or alleged of Licensed Patent Rights, including, without limitation, initiating a suit, proceeding or other legal action.

4.4 Third Party Patent Rights. If a notice of infringement is received by, or a suit is initiated against, either Party with respect to any Licensed Product, the Parties shall consult in good faith regarding the best response.



                   ARTICLE 5.0 REPRESENTATIONS AND WARRANTIES

5.1 Disclaimer. Except as expressly provided in this Agreement, the Parties disclaim all other representations and warranties, express or implied, including, without limitation, WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, or NON-INFRINGEMENT.

5.2 Mutual Representations and Warranties. Each party represents and warrants to the other Party that the representing and warranting Party, to its best knowledge: is free to enter this Agreement and in so doing it will not violate any other agreement to which it is party or subject.

5.3 Representations and Warranties by DigiTarLLP. DigiTarLLP represents and warrants to ATLANTIC that (i) it has the right to grant the license set forth hereinabove, free from any inconsistent claims or restrictions in favor of any third party, and (ii) the Licensed Patent Rights and Licensed Know-how, licensed and transferred to ATLANTIC are suitable and adequate to conduct the Business world wide.

                              ARTICLE 6.0 LIABILITY

6.1 Limitation of Liability. Neither Party shall be liable to the other for indirect, incidental, special or consequential damages arising out of or resulting from any term or condition of this Agreement or with respect to their performance or lack thereof.

6.2 Indemnification by ATLANTIC. ATLANTIC shall indemnify, defend and hold harmless DigiTarLLP and its directors, officers, employees, agents, Partners and affiliates from and against all costs, claims, suits, liabilities, expenses (including reasonable attorneys' fees) and damages arising out of or resulting from conduct by ATLANTIC of the Business, except to the extent that such cost, claim, suit, expense or damage arose or resulted from any willful or negligent act or omission by DigiTarLLP. Atlantic's indemnification obligations hereunder shall be conditioned upon DigiTarLLP (i) giving reasonable notice to ATLANTIC of any such claim or action, (ii) tendering the defense of such claim or action to ATLANTIC,
     (iii) reasonably assisting ATLANTIC (at ATLANTIC's expense) in investigating and defending such claim or action, and (iv) not compromising or settling such claim or action without ATLANTIC's prior consent.

6.3 Indemnification by DigiTarLLP. DigiTarLLP shall indemnify, defend and hold harmless ATLANTIC and its directors, officers, employees, agents and affiliates from and against all costs, claims, suits, liabilities, expenses (including reasonable attorneys' fees) and damages arising out of or resulting from the use or sale by ATLANTIC of any Licensed Technology, except to the extent that such cost, claim, suit, expense or damage arose or resulted from any willful or negligent act or omission by ATLANTIC. DigiTarLLP's indemnification obligations hereunder shall be conditioned upon ATLANTIC: (i) giving reasonable notice to DigiTarLLP of any such claim or action, (ii) tendering the defense of such claim or action to DigiTarLLP, (iii) reasonably assisting DigiTarLLP (at DigiTarLLP's expense) in investigating and defending such claim or action, and (iv) not compromising or settling such claim or action without DigiTarLLP's prior consent.

                        ARTICLE 7.0 TERM AND TERMINATION

7.1  Term. This Agreement shall be perpetual.

7.2 Termination for Default. Failure by either Party to comply with any of its material obligations set forth in this Agreement shall entitle the non-defaulting Party to give the defaulting Party a notice specifying the nature of the default and requiring the defaulting Party to make good its default. If such default is not cured within 30 days after such notice, the non-defaulting Party shall be entitled, without prejudice to any of its other rights under this Agreement or available to it at law or in equity, to terminate this Agreement effective upon a notice of termination to the defaulting Party.

7.4 Unilateral Termination. ATLANTIC shall have the right to terminate this Agreement, in its sole discretion, on twenty-four months' prior notice to DigiTarLLP.

7.5  Effect of Termination

     (a) Termination of this Agreement for any reason shall be without prejudice to any rights which shall have accrued to the benefit of either Party prior to such termination, and shall not relieve either Party from its obligations which are expressly indicated to survive termination of this Agreement.

     (b) On any termination of this Agreement ATLANTIC promptly shall return to DigiTarLLP all tangible Licensed Patent Rights, Licensed Know-how, Confidential Information and other property owned by DigiTarLLP (whether solely or jointly with ATLANTIC) that are in ATLANTIC's possession or control, including, without limitation, all improvements to Licensed Patent Rights or Licensed Know-how.

                         ARTICLE 8.0 GENERAL PROVISIONS

8.1 Notices. Any notice, request, delivery, demand, report, accounting, approval or consent required or permitted to be given under this Agreement shall be in writing and shall be deemed sufficiently given on the same day as delivery if delivered in person or transmitted by telecopier (with confirmed answer-back) in any case by 5:00 p.m. local time, on the next business day if sent by overnight courier service, and in three business days if sent by registered or certified mail, in any case addressed to the Party to whom it is directed at its address shown below or such other address as such Party shall have last given by notice to the other Party in accordance with this Section:

       If to DigiTarLLP, addressed to:   DigiTar LLP
                                         10306 West Emerald Street
                                         Boise, ID 83704
                                         Attn: Dale Williams, Managing Partner
                                         208-343-8520

      If to  ATLANTIC, addressed to:     Atlantic Seaboard             .
                                         c/o DigiTar, Inc.
                                         5050 De Sorel, Suite 110
                                         Montreal, Quebec, Canada H4P 1G5
                                         Attn: Sydney Harland

8.2 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Idaho (other than its choice of law principles).

8.3 Entire Agreement. Except for a certain Agreements between the Parties of even date herewith, this Agreement is the entire agreement and understanding between the Parties with respect to the subject matter hereof, and supersedes and cancels any and all prior negotiations, correspondence, understandings and agreements, whether written or oral, between the Parties respecting the subject matter hereof.

8.4 Binding Effect and Assignment. This Agreement shall be binding upon and inure to the benefit of the Parties hereto and their respective permitted successors and assigns, subject to the remainder of this Section 10.4. This Agreement shall not be assignable by either Party in whole or in part without the other Party's prior consent.

8.5 Dispute Resolution. In the event of any dispute, controversy or claim arising out of or relating to this Agreement, the Parties shall try to settle it amicably between themselves including first referring such dispute, controversy or claim to a member of each Party's Board of Directors for resolution. If the Parties are unable to so settle such dispute, controversy or claim within 30 days after such referral, then either Party may, by notice to the other, have it referred to their respective chief executive officers for attempted resolution by good faith negotiations within 30 days after such notice. In the event the chief executive officers are not able to resolve it, either Party may at any time after the 30-day period invoke the arbitration provisions of this Section 8.5.

     All arbitration proceedings shall be conducted in accordance with the Rules of Arbitration and Conciliation of the International Chamber of Commerce, in English. All arbitration proceedings shall be in Boise, Idaho. The Party requesting arbitration shall serve upon the other Party a demand for arbitration stating the substance of the controversy, dispute or claim, and the contention of the Party requesting arbitration. Within 60 days after the demand, the Parties shall each select one arbitrator, which arbitrators shall together select a third arbitrator. The three arbitrators are to act as neutral arbitrators and shall have no past, present or anticipated future affiliation with the Parties which would unduly influence the independence of an arbitrator. The decision of the arbitrators shall be in writing setting forth the basis therefore.

     The arbitrators shall have the authority to award compensatory damages, interest, tort damages (but not punitive or similar damages) and specific performance and other equitable relief. The Parties shall abide by the award rendered in such arbitration proceeding, and such award may be enforced and executed upon in any court having jurisdiction over the Party against whom enforcement of such award is sought. During such arbitration proceedings, each Party shall pay its arbitrators' fees, administration charges and related expenses of arbitration. The losing Party shall thereafter reimburse the prevailing Party for all such costs incurred in connection with such arbitration.

8.6 Waiver. The waiver by either Party of any breach of or default under any of the provisions of this Agreement or the failure of either Party to enforce any of the provisions of this Agreement or to exercise any right thereunder shall not be construed as a waiver of any other breach or default or a waiver of any such rights or provisions hereunder.

8.7 Severability. If any part of this Agreement shall be held invalid, illegal or unenforceable by any court of authority having jurisdiction over this Agreement or either Party, such part shall be ineffective only to the extent of such invalidity, illegality or unenforceability, and shall be validly reformed by addition or deletion of wording as appropriate to avoid such result and as nearly as possible approximate the intent of the Parties. If unreformable, this Agreement shall be divisible and deleted in such jurisdiction, but elsewhere shall not be affected.

8.8 Publicity. ATLANTIC and DigiTarLLP shall consult and obtain mutual consent before making any public announcement concerning this Agreement, the subject matter hereof or use of the other Party's name, except for information that is already in the public domain or where the nature of such information has been previously approved for disclosure (in which case this Section 8.8 will no longer apply to that previously approved information).

8.9 Counterparts. This Agreement may be executed in two counterparts, each of which shall be deemed an original for all purposes, but both of which together shall constitute one and the same instrument.

8.10 No Other Rights. No rights or licenses express or implied, are granted to ATLANTIC by this Agreement to use in any manner any trade name or trademark of DigiTarLLP, or any other intellectual property not expressly covered by this Agreement.

8.11 Force Majeure. Neither Party shall be liable to the other for loss or damages or shall have any right to terminate this Agreement (except as otherwise provided in this Agreement) for any default or delay of the other Party in its performance under this Agreement that is attributable to an act of God, flood, fire, explosion, strike, lockout, labor dispute, casualty or accident, war, revolution, civil commotion, act of public enemies, blockage or embargo, injunction, law, order, proclamation, regulation, ordinance, demand or requirement of any government or subdivision, authority or representative of any such government, or any other cause beyond the reasonable control of the affected Party, if the Party affected shall give prompt notice of any such cause to the other Party. The Party giving such notice shall thereupon be excused from such of its obligations hereunder for the period of time that it is so disabled.

8.12 Headings. Headings are for the convenience of reference only and shall not control the construction or interpretation of any of the provisions of this Agreement.

8.13 No Partnership. Nothing in this Agreement is intended or shall be deemed to constitute a partnership, agency, employer-employee, or joint venture relationship between the Parties. Neither Party shall incur any debts or make any commitments for the other Party.

8.14 Modification. Any modification to this Agreement shall be made in writing duly signed by both Parties.

IN WITNESS WHEREOF, the Parties each have caused this Agreement to be duly executed by its duly authorized representative as of the date set forth above.


DIGITAR LLP                                        SEABOARD ATLANTIC, INC.


By: ______________________                         By: ______________________
     Name: Dale Williams                               Name: Mr. Sydney Harland
     Title: Managing Partner                           Title: President

                                    EXHIBIT A

                                LICENSED KNOW-HOW



DigiTarLLP will provide to ATLANTIC all necessary know-how to:

ESTRANDS(TM): DigiTar LLP Proprietary DNA Genetic Algorithm based Identification
              Technology;
              -eStrands(TM)  Deep  Contextual  Analysis;

ISTAT(TM):    DigiTar Real Time Message DNA Content Analysis Engine;
              -iStat(TM) Proprietary Content DNA Recognition Technology;
              -iStat(TM) Dynamic Spam Trend Alignment(TM) (DSTA(TM)) Technology;


SENTINEL MESSAGING(TM): In-the-Cloud Real Time Cyber Threat Protection;
              -Layered  Threat  Vectors  Protection;
              -Complete Content Inspection [In/Out Bound];
              -Dynamic Segmented Pipeline Architecture;
              -Real Time Data Packet processing [SMTP/HTTP];
              -Pan Protocol AV Scanning;
              -Recursive User Auto-Provisioning;
              -Adaptive User Training Algorithms;
              -Remote Secure Personal User Quarantine Architecture; -Fail-Safe Message Management Architecture;
              -Distributed Denial of Service (DDoS) Protection;
              -Real Time Cleansing/Alignment of Network Traffic;
              -Remote Management Client

                                    EXHIBIT B

                             LICENSED PATENT RIGHTS

There are no issued patents or patent applications filed relating to the Licensed Patent Rights as of the date of execution of the License Agreement.

                                EXIHIBIT B TO THE
                            ASSET PURCHASE AGREEMENT
                           AND PLAN OF REORGANIZATION
                           --------------------------


                          REGISTRATION RIGHTS AGREEMENT
                          BETWEEN ATLANTIC AND DIGITAR

     THIS AGREEMENT is made as of the 23 rd day of June 2006, by and between Atlantic Seaboard, Inc ("Atlantic"), a corporation duly organized and existing under the laws of the State of Nevada, having their principal place of business at 5050 De Sorel, Suite 110, Montreal, Quebec, Canada H4P 1G5, and DigiTar Inc., a corporation, duly organized and existing under the laws of the State of Wyoming, having a principal place of business at 10306 West Emerald Street, Boise, ID 83704 (hereinafter called "DigiTar").

                                    RECITALS

     A. As of the date of this Agreement, DigiTar holds shares of common stock and convertible preferred stock convertible into common stock of Atlantic (both classes of stock referred to as the "Atlantic Common Stock").

     B. Atlantic and DigiTar wish to establish an arrangement whereby, under certain circumstances, DigiTar can effect an orderly distribution of the shares of Atlantic Common Stock owned by DigiTar.

     C. The Board of Directors of Atlantic has determined that it is in the best interests of Atlantic and its shareholder DigiTar to enter into this Agreement: and,

     D. The Board of Directors of DigiTar have determined that it is in its best interest to enter into this Agreement.

     NOW THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. Certain Definitions. For purposes of this Agreement, the following terms shall have the following respective meanings:

          (a) "Commission" shall mean the United States Securities and Exchange Commission, or any other federal agency at the time administering the Exchange Act or the Securities Act, whichever is the relevant statute for the particular purpose.

          (b) "Effective Time" shall mean the date on which the Commission declares the Registration Statement effective or on which the Registration Statement otherwise becomes effective.

          (c) "Exchange Act" shall mean the Securities Exchange Act of 1934, or any successor thereto, as the same shall be amended from time to time.

          (d) "DigiTar's Requisite Information" shall have the meaning set forth in Section 3(h) hereof.

          (e) "person" means, where applicable, an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

          (f) "Prospectus" means the prospectus included in the Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A under the Securities Act), as amended or supplemented by any prospectus supplement.

          (g) "Atlantic Common Stock" shall have the meaning set forth in the recitals to this Agreement.

          (h) "Register." The terms "register," "registered" and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement by the Commission.

          (i) "Registrable Securities" means (i) shares of Atlantic Common held by DigiTar as of the date of this Agreement and (ii) any other securities issuable in respect of the shares of Atlantic Common (including, without limitation, by reason of a stock split, stock dividend, recapitalization, merger, consolidation or similar event). Notwithstanding the foregoing, shares of Atlantic Common Stock and such other securities shall only be treated as Registrable Securities if and so long as they have not been sold to or through a broker or dealer or underwriter in a public distribution or a sale pursuant to Rule 144 or Rule 145.

          (j) "Registration Expenses" shall mean all expenses, except as otherwise stated below, incurred by Atlantic and/or DigiTar in complying with Sections 2 and 3 hereof, including, without limitation, the registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of counsel and accountants for Atlantic and/or DigiTar, blue sky fees and expenses and all internal expenses of Atlantic and/or DigiTar (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties).

          (k) "Registration Statement" shall mean the registration statement of Atlantic filed with the Commission which covers the Registrable Securities on an appropriate form, SB-2, S-1, etc., under the Securities Act, together with all amendments and supplements to such registration statement, including post-effective amendments, including any Prospectus contained therein, all exhibits thereto and all material incorporated by reference into the registration statement, all amendments and supplements and the Prospectus.

          (l) "Securities Act" shall mean the Securities Act of 1933, or any successor thereto, as the same shall be amended from time to time.

          (m) "Selling Expenses" shall mean all underwriting discounts, selling commissions and stock transfer taxes applicable to the Registrable Securities.

          (n) "Underwriter" means any underwriter of Registrable Securities in connection with an offering thereof.

     2.   Atlantic Registration.

          (a) Notice of Registration. If at any time or from time to time Atlantic shall determine to register any of its equity securities, either for its own account or the account of DigiTar, other than (x) a registration relating solely to employee benefits plans, or (y) a registration relating solely to a Rule 145 transaction, Atlantic will:

               (1) promptly give to DigiTar written notice thereof; and

               (2) include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request by DigiTar made within ten (10) business days after receipt of such written notice from Atlantic.

          (b) Underwriting. If the registration of which Atlantic gives notice is for a registered public offering involving an underwriting, Atlantic shall so advise DigiTar as a part of the written notice given pursuant to Section 2(a). In such event, the right of DigiTar to registration pursuant to this Section 2 shall be conditioned upon DigiTar's participation in such underwriting and the inclusion of Registrable Securities in the underwriting to the extent provided herein. In such event, DigiTar shall (together with Atlantic distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the Underwriters selected for such underwriting by Atlantic. Notwithstanding any other provision of this Section 2, if the managing underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the managing underwriter may limit the Registrable Securities to be included in such registration. Atlantic shall so advise DigiTar and through such underwriting and the number of shares of Registrable Securities that may be included in the registration and underwriting shall be reduced to an amount reasonably acceptable to the managing underwriter. If DigiTar disapproves of the terms of any such underwriting, it may elect to withdraw therefrom by written notice to Atlantic and the managing underwriter.

          (c) Right to Terminate Registration. Atlantic shall have the right to terminate or withdraw any registration initiated by it pursuant to Section 2 prior to the effectiveness of such registration whether or not the DigiTar has elected previously to include securities in such registration.

     3. Registration Procedures. In connection with the Registration Statement, the following provisions shall apply:

          (a) Atlantic shall, if necessary, supplement or make amendments to the Registration Statement, if required by the rules, regulations or instructions applicable to the registration form used by Atlantic for the Registration Statement or by the Securities Act or the rules or regulations thereunder.

          (b) Atlantic shall take such action as may be necessary so that (i) the Registration Statement, and any amendment thereto, and any

Prospectus forming apart thereof, and any amendment or supplement thereto (and each report or other document incorporated therein by reference in each case) complies in all material respects with the Securities Act and the Exchange Act and the respective rules and regulations thereunder, (ii) the Registration Statement, and any amendment thereto, does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and
(iii) any Prospectus forming part of the Registration Statement, and any amendment or supplement to such Prospectus, does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements, in the light of the circumstances under which they were made, not misleading.

          (c) Atlantic shall advise DigiTar and, if requested by the DigiTar, confirm such advice in writing:

               (i) when the Registration Statement, and any amendment thereto, has been filed with the Commission and when the Registration Statement or any post-effective amendment thereto has become effective;

               (ii) of the issuance by the Commission of any stop order suspending effectiveness of the Registration Statement or the initiation of any proceedings for that purpose; and

               (iii) of the receipt by Atlantic of any notification with respect to the suspension of the qualification of the securities included in the Registration Statement therein for sale in any jurisdiction or the initiation of any proceeding for such purpose.

          (d) Atlantic shall use its reasonable efforts to prevent the issuance, and, if issued, to obtain the withdrawal, of any order suspending the effectiveness of the Registration Statement at the earliest possible time.

          (e) Atlantic shall furnish, forthwith, to DigiTar at least one copy of the Registration Statement and any post-effective amendments thereto, including financial statements and schedules contained therein.

          (f) Atlantic shall register or qualify or cooperate with the DigiTar in connection with the registration or qualification of the Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions in the United States as DigiTar may reasonably request in writing and do any and all other acts or things necessary or advisable to enable the offer and sale in such jurisdictions of the Registrable Securities covered by the Registration Statement; provided, however, that in no event shall Atlantic be obligated to (i) qualify generally to do business or as a foreign corporation or as a dealer in securities in any jurisdiction where it would not otherwise be required to so qualify but for this Section 3(f), (ii) file any general consent to service of process in any jurisdiction where it is not as of the date hereof then so subject or (iii) subject itself to taxation in any such jurisdiction if it is not so subject.

          (g) Atlantic may require DigiTar to furnish to Atlantic such information regarding DigiTar (which shall not include information regarding Atlantic required to be included by Atlantic in the Registration Statement) and the distribution by DigiTar of such Registrable Securities as is required by law to be disclosed in the Registration Statement (the "DigiTar's Requisite Information").

          (h) Atlantic will use its best efforts to cause the Registrable Securities to be listed on the OTCBB or other national stock exchange for which it may qualify.

          (i) Atlantic shall deliver to DigiTar as many copies of the Prospectus (including each preliminary prospectus) included in the Registration Statement and any amendment or supplement thereto as DigiTar may reasonably request, and Atlantic consents (except upon and during the continuance of any event described in Section 3(c)(ii) or (iii)) to the use of the Prospectus or any amendment or supplement thereto by DigiTar in connection with the offering and sale or delivery of the Registrable Securities covered by the Prospectus or any amendment or supplement thereto pursuant to the Registration Statement.

     4. Registration Expenses. All Registration Expenses incident to Atlantic and/or DigiTar's performance of or compliance with this Agreement shall be paid by Atlantic.

     5. Additional Covenants of Atlantic. Atlantic agrees with the DigiTar that, with a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Registrable Securities to the public without registration, Atlantic will use its reasonable efforts to:

          (a) Make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times after the effective date on which the Atlantic becomes subject to the reporting requirements of the Securities Act or the Exchange Act, or any similar federal statute and the rules and regulations promulgated thereunder, all as the same shall be in effect at the time;

          (b) Use its best efforts to file with the Commission in a timely manner all reports and other documents required of Atlantic under the Securities Act and the Exchange Act; and

          (c) So long as DigiTar owns any Registrable Securities, to furnish to DigiTar, forthwith, a written statement by Atlantic as to its compliance with the reporting requirements of said Rule 144 and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of Atlantic and such other reports and documents of Atlantic and other information in the possession of or reasonably obtainable by Atlantic as DigiTar may reasonably request in availing itself of any rule or regulation of the Commission allowing DigiTar to sell any such securities without registration.

     6. Representations and Warranties of DigiTar. DigiTar represents and warrants to Atlantic that this Agreement has been duly authorized, executed and delivered by the DigiTar.

     7. Indemnification.

          (a) Indemnification by Atlantic. Atlantic shall, and it hereby agrees to, indemnify and hold harmless DigiTar, each person, if any, who controls DigiTar within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and each of their respective directors, officers, employees, trustees and agents (collectively, "DigiTar's Indemnified Parties"), against any losses, claims, damages or liabilities, joint or several, to which DigiTar's Indemnified Parties may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any preliminary, final or summary Prospectus contained therein or furnished by Atlantic to DigiTar, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and Atlantic shall, and it hereby agrees to, reimburse DigiTar's Indemnified Parties for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the indemnity agreement contained in this Section 7(a) shall not apply to amounts paid in settlement of any such losses, claims, damages or liabilities if such settlement is effected without the consent of Atlantic (which consent shall not be unreasonably withheld); provided, further, that, in the case of DigiTar, Atlantic shall not be liable to any such person in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, or preliminary, final or summary prospectus, or amendment or supplement in reliance upon and in conformity with written information furnished to Atlantic by such person expressly for use therein; provided, further, that, Atlantic shall not be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any preliminary prospectus if (i) DigiTar failed to send or deliver a copy of the Prospectus with or prior to the delivery of written confirmation of the sale of Registrable Securities and (ii) the Prospectus corrected such untrue statement or omission; and provided, further, Atlantic shall not be liable to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission in the Prospectus, if such untrue statement or alleged untrue statement, omission, or alleged omission is corrected in an amendment or supplement to the Prospectus and if having previously been furnished by or on behalf of DigiTar with copies of the Prospectus as so amended or supplemented, DigiTar thereafter fail to deliver such Prospectus as so amended or supplemented prior to or concurrently with the sale of Registrable Securities to the person asserting such loss, claim, damage, liability or expense who purchased such Registrable Securities which is the subject thereof from DigiTar.

          (b) Indemnification by DigiTar. DigiTar shall indemnify and hold harmless Atlantic and each person, if any, who controls Atlantic within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and each of their respective directors, officer, employees, trustees and agents (collectively, the "Atlantic Indemnified Parties") against any losses, claims, damages or liabilities to which the Atlantic Indemnified Parties may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, or any preliminary, final or summary Prospectus contained therein or furnished by Atlantic to DigiTar, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to Atlantic by DigiTar expressly for use therein, and DigiTar shall, and hereby agree to, reimburse the Atlantic Indemnified Parties for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the indemnity agreement contained in this Section 7(b) shall not apply to amounts paid in settlement of any such losses, claims, damages or liabilities if such settlement is effected without the consent of DigiTar (which consent shall not be unreasonably withheld). Notwithstanding the provisions of this Section 7(b), DigiTar shall not be liable to Atlantic Indemnified Parties pursuant to Section 7(b) in an amount in excess of the proceeds received by it from the sale of the Registrable Securities (after deducting any fees, discounts and commissions applicable thereto) registered by the Registration Statement.

          (c) Notices of Claims, Etc. Promptly after receipt by an indemnified party under Section 7(a) or 7(b) above of written notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party pursuant to the indemnification provisions of or contemplated by this Section 7, notify such indemnifying party in writing of the commencement of such action; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party other than under the indemnification provisions of or contemplated by Section 7(a) or 7(b) hereof. In case any such action shall be brought against any indemnified party and it shall notify an indemnifying party of the commencement thereof, such indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, such indemnifying party shall not be liable to such indemnified party for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation.

          (d) The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and shall survive the transfer of securities.

     9.   Miscellaneous.

          (a) Remedies. Any Person having rights under any provision of this Agreement shall be entitled to enforce such rights specifically to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or other security) for specific performance and for other injunctive relief in order to enforce or prevent violation of the provisions of this Agreement.

          (b) Amendments and Waivers. Except as otherwise provided herein, the provisions of this Agreement may be amended or waived only upon the prior written consent of Atlantic and DigiTar.

          (c) Successors and Assigns. All covenants and agreements in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not. DigiTar's rights pursuant to this Agreement may not be assigned without the prior written consent of Atlantic.

          (d) Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

          (e) Counterparts. This Agreement may be executed simultaneously in two or more counterparts (including by means of telecopied signature pages), any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Agreement.

          (f) Descriptive Headings. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

          (g) Governing Law. All issues and questions concerning the construction, validity, interpretation and enforcement of this Agreement and the exhibits and schedules hereto shall be governed by, and construed in accordance with, the laws of the State of Nevada, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of Nevada or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Nevada.

          (h) Notices. All notices and other communications required or permitted hereunder shall be in writing, shall be effective when given, and shall in any event be deemed to be given upon receipt or, if earlier, (i) five
(5) days after deposit with the U.S. Postal Service or other applicable postal service, if delivered by first class mail, postage prepaid, (ii) upon delivery, if delivered by hand, (iii) one business day after the business day of deposit with Federal Express or similar overnight courier, freight prepaid or (iv) one business day after the business day of facsimile transmission, if delivered by facsimile transmission with copy by first class mail, postage prepaid, and shall be addressed as follows, or at such other address as a party may designate by ten (10) days' advance written notice to the other parties to this Agreement pursuant to the provisions of this Section 9:

       If to DigiTar, addressed to:     DigiTar, Inc.
                                        10306 West Emerald Street
                                        Boise, ID 83704
                                        Attn: Dale Williams, CEO
                                        208-343-8520

      If to ATLANTIC, addressed to:     Atlantic Seaboard, Inc
                                        c/o DigiTar, Inc.
                                        5050 De Sorel, Suite 110
                                        Montreal, Quebec, Canada H4P 1G5
                                        Attn: Sydney Harland


     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first written above.

DIGITAR, INC.                                SEABOARD ATLANIC, INC.


By: __________________________               By:________________________________
Name: Dale Williams, President               Name: Mr. Sydney Harland, President

                                   STOCK POWER
                                   -----------


For Value Received, Global Wataire, Inc., hereby sells, assigns, and transfers unto DigiTar, Inc, 10306 West Emerald Street, Boise, ID 83704:

Twenty Million (20,000,000) common shares of the Capital Stock of Global Wataire, Inc standing as treasury stock on the books of said represented by Certificate(s) No.________________________ herewith, and do hereby irrevocably constitute and appoint;

--------------------------------------------------------------------------------

Attorney, to transfer the said stock on the books of the within named Company with full power of substitution in the premises.

Signed ___________________________________________ Dated

Name/Title: Sydney Harland, President, Global Wataire, Inc.

In Presence of _____________________________________

NOTICE: The signature(s) to this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration, or any change whatever, and must be guaranteed by a commercial bank, trust company, or member firm of the Boston, New York, or Midwest Stock Exchange.